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                      SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C.  20549





                                FORM 8-A





                 FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                      First Niles Financial, Inc.
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               (Exact name of registrant as specified in its charter)



   Delaware                                    Applied For
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(State of incorporation or organization)(I.R.S. Employer Identification No.)


55 North Main Street, Niles, Ohio                        44446
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(Address of principal executive offices)              (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act.


                              None
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                       (Title of Class)


Securities to be registered pursuant to Section 12(g) of the Act:


               Common Stock, par value $.01 per share
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                          (Title of Class)
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Item 1.  Description of Registrant's Securities to be Registered.
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     For a description of the Registrant's securities, reference is made to
"Description of Capital Stock", "Dividends" and "Market for the Common Stock" in the Registrant's Registration Statement on Form SB-2 (Registration Number 333-58883) dated July 10, 1998 which is hereby incorporated by reference. For a description of the provisions of the Registrant's Certificate of Incorporation and Bylaws that may render a change in control of the Registrant more difficult, reference is made to "Restrictions on Acquisitions of Stock and Related Takeover Defensive Provisions" in the Registrant's Registration Statement on Form SB-2 referenced above.


Item 2.  Exhibits.
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     1.     Registration Statement on Form SB-2 (Registration Number 333-
            58883) dated July 10, 1998 is hereby incorporated by reference.

     2. Certificate of Incorporation, filed as Exhibit 3.1 to the Registration Statement on Form SB-2 (Registration Number 333-58883) dated July 10, 1998 is hereby incorporated by reference.

     3. Bylaws, filed as Exhibit 3.2 to Registration Statement on Form SB-2 (Registration Number 333-58883) dated July 10, 1998 is hereby incorporated by reference.

     4. Specimen Stock Certificate, filed as Exhibit 4 to Registration Statement on Form SB-2 (Registration Number 333-58883) dated July 10, 1998 is hereby incorporated by reference.

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                              SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      FIRST NILES FINANCIAL, INC.




Date: August 28, 1998                By: /s/ William L. Stephens
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                                         William L. Stephens, President